UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

August 28, 2008

CONN’S, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-50421		06-1672840
(Commission File Number)		(IRS Employer Identification No.)
3295 College Street Beaumont, Texas 77701
(Address of Principal Executive Offices and zip code)

(409) 832-1696
(Registrant’s telephone

number, including area code)

N/A
(Former Name or Former Address, if Changed since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On August 28, 2008, the Company issued a press release announcing its earnings for the quarter ended July 31, 2008.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01(c) Exhibits.

Exhibit 99.1        Press Release, dated August 28, 2008

All of the information contained in Item 2.02 and Item 9.01(c) in this Form 8-K and the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN'S, INC.

Date:	August 28, 2008	By:	/s/ Michael J. Poppe
Michael J. Poppe
Chief Financial Officer
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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 28, 2008, for July 31, 2008 Earnings

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